UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30733	41-1978822

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10700 Bren Road West
Minnetonka, MN 55343
(Address of principal executive offices) (Zip Code)

(952) 930-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On February 17, 2005 the Company issued a press release announcing results for its fourth quarter and full year of fiscal year 2004. Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated February 17, 2005 announcing the Company’s results of operations.

     The press release includes a schedule disclosing gross margin, operating income, net income, and net income per share excluding adjustments. These adjustments are described in the press release including, for 2004, the InjecTx investment impairment, the 2004 tax rate adjustment related to earnings from the first three quarters of the year, the in-process research and development charge related to the TherMatrx acquisition and, for 2003, the effect of the change in warranty allowance and prior periods’ tax credits. These adjusted margins and earnings are adjusted for the investment impairment and the IPR&D charge as they represent non-cash charges in the period which are not indicative of operating performance. The effect of the tax rate adjustment, warranty allowance change and tax credits are adjustments related to earnings from prior periods. We excluded all of these items to arrive at adjusted earnings in order to provide a more useful year-over-year comparison to investors and to show the financial measures used in managing our business. The financial measures in this schedule have not been determined in accordance with generally accepted accounting principles (“GAAP”). Pursuant to Regulation G, we have included in this schedule a reconciliation of these non-GAAP financial measures to most directly comparable GAAP financial measures.

     The information contained in this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     Not Applicable.

     (b) Pro Forma Financial Information.

     Not Applicable.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 17, 2005 (included herewith).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
By:	/s/ Carmen L. Diersen
Carmen L. Diersen
Executive Vice President and Chief Financial Officer

Dated: February 17, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 17, 2005 (included herewith).